Exhibit 99.1

Unifi Provides Preliminary Second Quarter Business Update and Announces Second Quarter Fiscal 2019 Earnings Conference Call

External pressures and underperformance combine to drive short-term profitability decline,

while an improving price to cost relationship is expected for the third and fourth quarters of fiscal 2019

GREENSBORO, N.C., January 14, 2019 – Unifi, Inc. (NYSE: UFI), one of the world’s leading innovators in synthetic and recycled yarns, today announced preliminary financial results for its second fiscal quarter ended December 30, 2018.

For the second quarter of fiscal 2019, the Company expects:

•	Net sales of approximately $167 million;
•	Gross margins of approximately 8.4%;
•	Operating loss between ($1.5) million and ($0.5) million;
•	Loss before income taxes between ($1.5) million and ($0.5) million; and
•	Adjusted EBITDA between $4.5 million and $5.5 million.

“While we remain committed to delivering our revenue growth targets, and are confident in our Partner, Innovate and Build Strategy, our fiscal second quarter profitability was considerably lower than we anticipated,” said Kevin Hall, CEO of Unifi. “Polyester raw material costs spiked in September to reach a multi-year high in October, resulting in short-term demand disruption. While those costs have declined since, gross margins were pressured throughout the second quarter as we worked through the higher-cost inventory. These headwinds were compounded by lower production volumes and a weaker sales mix.”

Mr. Hall concluded, “Despite these headwinds, we saw continued growth in certain international operations against foreign economic and currency pressure. As we look forward, we continue to forecast solid revenue growth in the second-half of fiscal 2019, and we expect to drive stronger operating income and Adjusted EBITDA given the recent decline in raw material costs, the seasonal demand that historically occurs in our third and fourth quarters, and the continued traction of our PVA portfolio.  This second-half outlook includes gross margins near more seasonal norms in the third and fourth quarters.  Therefore, we are reiterating our top-line guidance for the year and have adjusted our outlook for fiscal 2019 operating income and Adjusted EBITDA.”

For fiscal 2019, the Company is updating its outlook as follows:

Current Fiscal 2019 Outlook	Previous Fiscal 2019 Outlook
Mid-single-digit percentage growth for net sales	Mid-single-digit percentage growth for net sales
Operating income between $19.0 million and $23.0 million Adjusted EBITDA between $42.0 million and $46.0 million	Mid-single-digit percentage growth for operating income and Adjusted EBITDA, assuming an improving price to raw material cost relationship
Capital expenditures of approximately $25.0 million	Capital expenditures of approximately $25.0 million
Effective tax rate in the mid-40% range	Effective tax rate in the mid-40% range

The preliminary, unaudited information contained herein remains subject to confirmation and finalization based on the Company's quarter-end closing procedures, including its execution of its internal controls over financial reporting and the subsequent occurrence or identification of events prior to the formal issuance of the quarterly financial statements.

Unifi Announces Second Quarter Fiscal 2019 Earnings Conference Call

Unifi, Inc. (NYSE: UFI) will host a conference call at 8:30 a.m., Eastern Time, on Wednesday, January 30, 2019, to discuss its second quarter fiscal 2019 financial results.

The second quarter fiscal 2019 financial results and supporting materials will be available beginning the morning of the call on the Company's website at http://investor.unifi.com. The conference call can be accessed approximately 10 minutes prior to the beginning of the call by dialing (877) 359-9508 (Domestic) or (224) 357-2393 (International) and, when prompted, providing conference ID number 1466964.

There will also be a live audio webcast of the call, which can be accessed on the Company's website at http://investor.unifi.com.

A replay of the conference call will be available approximately two hours following the call through February 6, 2019 and can be accessed via the Company's website at http://investor.unifi.com. In addition, presentation slides will be available on the Company's website for 12 months following the call.

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About Unifi:

Unifi, Inc. (NYSE: UFI) is a global textile solutions provider and one of the world's leading innovators in manufacturing synthetic and recycled performance fibers. The Company's proprietary PROFIBER™ technologies offer increased performance, comfort and style advantages, enabling customers to develop products that perform, look and feel better. Through REPREVE®, one of Unifi's proprietary technologies and the global leader in branded recycled performance fibers, Unifi has transformed more than 13 billion plastic bottles into recycled fiber for new apparel, footwear, home goods and other consumer products. Unifi continually innovates technologies to meet consumer needs in moisture management, thermal regulation, antimicrobial, UV protection, stretch, water resistance and enhanced softness. Unifi collaborates with many of the world's most influential brands in the sports apparel, fashion, home, automotive and other industries. For more information about Unifi, visit www.Unifi.com.

Contact information:

Alpha IR Group

312-445-2870

UFI@alpha-ir.com

Cautionary Statement on Forward-Looking Statements

Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the financial condition and results of operations of Unifi that are based on management’s beliefs, assumptions and expectations about our future economic performance, considering the information currently available to management. An example of such forward-looking statements include, among others, guidance pertaining to our financial outlook. The  words “believe,”  “may,”  “could,” “will,” “should,” “would,” “anticipate,”  “plan,” “estimate,” “project,” “expect,” “intend,”  “seek,” “strive” and words of similar import, or the negative of such words, identify or signal the presence of forward-looking statements. These statements are not statements of historical fact, and they involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition that we express or imply in any forward-looking statement.

Factors that could contribute to such differences include, but are not limited to: the competitive nature of the textile industry and the impact of global competition; changes in the trade regulatory environment and governmental policies and legislation; the availability, sourcing and pricing of raw materials; general domestic and international economic and industry conditions  in markets where Unifi competes, including economic and political factors over which Unifi has no control; changes in consumer spending, customer preferences, fashion trends and end uses for products; the financial  condition  of Unifi’s  customers; the loss of a significant customer or brand partner; natural disasters, industrial accidents, power or water shortages, extreme weather conditions and other disruptions at one of our facilities; the success of Unifi’s strategic business initiatives; the volatility of financial and credit markets; the ability to service indebtedness and fund capital expenditures and strategic business initiatives; the availability of and access to credit on reasonable terms; changes in foreign currency exchange, interest and inflation rates; fluctuations in production  costs; the ability to protect intellectual property; the strength and reputation of our brands; employee relations; the ability to attract, retain and motivate key employees; the impact of environmental, health and  safety  regulations; the impact of tax laws, the judicial or administrative interpretations of tax laws and/or changes in such laws or interpretations;  the operating performance of joint ventures and other equity method investments; and the accurate financial reporting of information from equity method investees.

All such factors are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond our control. New factors emerge from time to time, and it is not possible for management to predict all such factors or to assess the impact of each such factor on Unifi. Any forward-looking statement speaks only as of the date on which such statement is  made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, except as may be required by federal securities laws. The above and other risks and uncertainties are described in Unifi’s most recent annual report on Form 10-K, and additional risks or uncertainties may be described from time to time in other reports filed by Unifi with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

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